Exhibit 99.3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Vertex Energy, Inc.
Houston, Texas

We have audited the accompanying balance sheet of Vertex Energy, Inc. (“the Company”) as of December 31, 2008 and the related statements of operations, stockholder’s equity, and cash flows for the period from May 14, 2008 (inception) through December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vertex Energy, Inc. as of December 31, 2008, and the results of its operations and its cash flows for the period from May 14, 2008 (inception) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ LBB & Associates Ltd., LLP

Houston, Texas
June 15, 2009

VERTEX ENERGY, INC.

BALANCE SHEET
DECEMER 31, 2008

December 31, 2008
ASSETS

Total assets	$––

LIABILITIES AND STOCKHOLDER’S EQUITY

Total liabilities	$––

STOCKHOLDER’S EQUITY

Preferred stock - $0.001 par value per share; 50,000,000 shares authorized; none issued or outstanding, designated as follows:
Series A Preferred Stock - $0.001 par value per share; 5,000,0000 shares authorized; none issued or outstanding	––
Series B Preferred Stock - $0.001 par value per share; 100 shares authorized; none issued or outstanding	––
Common stock, $0.001 par value per share; 750,000,000 shares authorized; one share issued
and outstanding	––
Additional paid-in capital	91,178
Accumulated deficit	(91,178)
Total stockholder’s equity	––

Total liabilities and stockholder’s equity	$––

See accompanying notes to financial statements

VERTEX ENERGY, INC.

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (MAY 14, 2008)
THROUGH DECEMBER 31, 2008

Inception (May 14, 2008) Through December 31, 2008

Revenue	$––

Expenses
General and administrative	91,178
Total expenses	91,178

Net Loss	$(91,178)

Basic and diluted net loss per share	$(91,178)

Weighted average shares outstanding	1

See accompanying notes to financial statements

VERTEX ENERGY, INC.

STATEMENT OF STOCKHOLDER’S EQUITY
FOR THE PERIOD FROM INCEPTION (MAY 14, 2008)
THROUGH DECEMBER 31, 2008

	Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total

BALANCE - INCEPTION (MAY14, 2008)	––	––	––	$––	$––	$––	$––
Issuance of common stock and stock options	––	––	1	––	91,178	––	91,178
Net loss	––	––	––	––	––	(91,178)	(91,178)
BALANCE – DECEMBER 31, 2008	––	––	1	$––	$91,178	$(91,178)	$––

See accompanying notes to financial statements

VERTEX ENERGY, INC.

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (MAY 14, 2008)
THROUGH DECEMBER 31, 2008

Inception (May 14, 2008) Through December 31, 2008
CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss	$(91,178)
Adjustment to reconcile net loss to net cash used in operating activities:
Stock based compensation expense	91,178
NET CASH FLOWS USED IN OPERATING ACTIVITIES	––

CASH FLOWS USED IN INVESTING ACTIVITIES	––

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	––

INCREASE IN CASH AND CASH EQUIVALENTS	––

CASH AND CASH EQUIVALENTS - beginning of period	––

CASH AND CASH EQUIVALENTS - end of period	$––
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$––
Cash paid for taxes	$––

See accompanying notes to financial statements

VERTEX ENERGY, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1. BASIS OF PRESENTATION AND NATURE OF OPERATIONS

Vertex Energy, Inc. (the “Company” or “Vertex Nevada”) was incorporated under the laws of the State of Nevada in May 2008, and has had no operating and minimal financial activity to date. The Company was formed for the purpose of receiving the transfer of certain operations related to its black oil division and certain assets, liabilities and operations of the refining and marketing division of Vertex Holdings, L.P., formerly Vertex Energy, L.P.

Vertex Holdings, L.P. (the “Partnership” or “Vertex LP”) provides a range of services designed to aggregate, process and recycle industrial and commercial waste streams. Vertex LP currently provides these services in 13 states, with its primary focus in the Gulf Coast region of the United States.

In May 2008, Vertex LP, the Company, Vertex Merger Sub, LLC and Benjamin P. Cowart, an individual, executed an agreement and plan of merger with World Waste Technologies, Inc., a publicly-traded California corporation. The merger transaction closed on April 16, 2009. See Note 7. In connection with the merger agreement, Vertex Energy, Inc. assumed the Partnership’s operations in connection with the fulfillment of a certain arrangement with a major customer and assumed the operations of the Partnership’s refining and marketing division. The assets of Vertex LP will remain the property of Vertex LP following the merger. Accordingly, no assets of Vertex LP were transferred to the merger corporation. Although subsidiaries controlled by Vertex LP will not be transferred, the new merger corporation will have the right to acquire these subsidiaries under certain circumstances specified in the merger agreement.

As the merger was consummated on April 16, 2009, no transfer of business activities had occurred during 2008, and the Company consequently had no operations during 2008. The Company’s fiscal year end is December 31.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

These financial statements were prepared in accordance with accounting principles generally accepted in the United States. Certain amounts included in or affecting the financial statements and related disclosures must be estimated by management, requiring certain assumptions with respect to values or conditions which cannot be known with certainty at the time the financial statements are prepared. These estimates and assumptions affect the amounts reported for assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Any effects on the business, financial position or results of operations from revisions to these estimates are recorded in the period in which the facts that give rise to the revision become known.

Stock Based Compensation

The Company accounts for share-based expense and activity in accordance with FAS No. 123(R), “Share-Based Payment,” (“FAS123(R)”) which establishes accounting for equity instruments exchanged for services. Under the provisions of FAS123(R), share-based compensation costs are measured at the grant date, based on the calculated fair value of the award, and are recognized as an expense over the employee’s requisite service period, generally the vesting period of the equity grant.

Share-based payments to non-employees are measured at the grant date, based on the calculated fair value of the award, and are recognized as an expense over the service period, generally the vesting period of the equity grant. The Company estimates the fair value of stock options using the Black-Scholes valuation model. Key input assumptions used to estimate the fair value of stock options include the exercise price of the award, expected option term, expected volatility of the stock over the option’s expected term, risk-free interest rate over the option’s expected term, and the expected annual dividend yield. The Company believes that the valuation technique and approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the stock options granted.

VERTEX ENERGY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic and Diluted Loss per Share

Basic and diluted loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Income Taxes

The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. The Company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

Recently Issued Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

NOTE 3.  COMMON STOCK

The total number of authorized shares of the Company’s common stock is 750,000,000 shares, $0.001 par value per share.  There was one share of common stock outstanding as of December 31, 2008.

Each share of the Company’s common stock is entitled to equal dividends and distributions per share with respect to the common stock when, as and if declared by the Company’s board of directors. No holder of any shares of the Company’s common stock has a preemptive right to subscribe for any Company security, nor are any shares of the Company’s common stock subject to redemption or convertible into other securities. Upon liquidation, dissolution or winding-up of the Company, and after payment of creditors and preferred shareholders, if any, the assets of the Company will be divided pro rata on a share-for-share basis among the holders of the Company’s common stock. Each share of the Company’s common stock is entitled to one vote, except with respect to the election of directors. Shares of the Company’s common stock do not possess any rights in respect of cumulative voting.

On December 4, 2008, the Company effected a one-for-ten reverse stock split. This reverse split has been presented retroactively within these financial statements. Any partial shares have been rounded up to the nearest whole share.

NOTE 4.  PREFERRED STOCK

The total number of authorized shares of the Company’s preferred stock is 50,000,000 blank check shares, $0.001 par value per share. The blank check preferred stock can be designated at the discretion of the Board of Directors. In December 2008, the Company designated Series A and Series B Preferred Stock.

Each share of Series A Preferred Stock is entitled to dividends if declared by the board of directors and shall be converted into shares of Common Stock automatically upon the first to occur of any of the following: (i) the affirmative vote or written consent of a majority of the then-outstanding Series A Preferred Stock; (ii) the closing market price of the common stock averages at least $15.00 per share over a period of 20 consecutive trading days and the daily trading volume over the same 20-day period averages at least 7,500 shares; (iii) the closing of the sale of the Company’s common stock in a public offering underwritten by an investment bank reasonably acceptable to the holders of a majority of the then-outstanding shares of Series A Preferred Stock, registered under the Securities Act of 1933, as amended, with a per share price to the public of at least $10.00 per share and for a total gross offering amount of at least $10.0 million, other than a registration relating solely to a transaction under Rule 145 under the Securities Act (or any successor thereto) or to an employee benefit plan of the Company; or (iv) the closing of an acquisition resulting in proceeds to the holders of the Series A Preferred Stock of at least $10.00 per outstanding share of Series A Preferred Stock.

The Series B Preferred Stock has no rights to dividends or conversion. So long as any shares of Series B Preferred Stock remain outstanding, the holders of the Series B Preferred Stock, voting as a separate class, are entitled to elect four of the five directors of the Company.

As of December 31, 2008, there were no shares of preferred stock outstanding.  See Note 7 for preferred stock subsequent events.

NOTE 5.  STOCK COMPENSATION

On May 16, 2008, the Company granted options to acquire a total of up to 426,500 shares of its common stock to executive officers, a director, and consultants. The options have an exercise price of $1.20 per share and a term of 10 years from the date of grant. The fair value of the stock at the date of grant was $1.20 per share and was valued contemporaneous with the grants. Generally, 25% of the options vest per year beginning on the first anniversary of the grant date. The fair value of these options is $241,156 using the Black Scholes valuation model. A risk free rate of 3.12% and a volatility calculation of 30.63% were used to value these options. The Company recorded stock compensation expense of $83,735 in connection with these grants in the accompanying statement of operations. None of these options were exercisable as of December 31, 2008.

On June 2, 2008, the Board of Directors of Vertex Energy, Inc. appointed two new members to its board of directors, and granted 20,000 options to each of the two directors. The options have the same terms as the options discussed above. The fair value of the stock at the date of grant was $1.20 per share and was valued contemporaneous with the grants. A risk free rate of 3.28% and a volatility calculation of 30.63% were used to value these options. The fair value of these options is $22,862 using the Black Scholes valuation model. The Company recorded stock compensation expense of $7,442 in connection with these grants in the accompanying statement of operations. None of these options were exercisable as of June 30, 2008.

Year Ended December 31, 2008

Expected volatility	30.63%
Expected dividends	0%
Expected term (in years)	10
Risk-free rate	3.12-3.28%

A summary of option activity as of December 31, 2008, and changes during the period then ended is presented below:

Employee Options	Shares	Weighted- Average Exercise Price	Average Remaining Contractual Term	Weighted- Aggregate Intrinsic Value
Outstanding at January 1, 2008	––	––		––
Granted	466,500	$1.20		$559,800
Exercised	––	––		––
Forfeited or expired	––	––		––
Outstanding at December 31, 2008	466,500	$1.20	9.37	––
Exercisable at December 31, 2008	––	––		––

As of December 31, 2008, there was $172,841 of total unrecognized compensation cost related to nonvested share-based compensation arrangements. That cost is expected to be recognized over a weighted-average period of  approximately 3.4 years.

On October 10, 2008, the Company issued one share of common stock valued at $1 to Vertex LP as consideration for the formation of the Company.

NOTE 6. INCOME TAXES

The Company has no net operating loss carryforward as of December 31, 2008 due to the Company’s only expense being non-deductible stock compensation. Consequently, there is no deferred tax asset or valuation allowance attributable to the Company as of December 31, 2008.

NOTE 7. SUBSEQUENT EVENTS

At a special meeting of its shareholders held on March 6, 2009, the holders of a majority of the outstanding shares of each of World Waste’s common stock, Series A preferred stock and Series B preferred stock, adopted the merger agreement among World Waste, Vertex LP, a Texas limited partnership, the Company, Vertex Merger Sub, LLC, a California limited liability company and wholly-owned subsidiary of the Company, and Benjamin P. Cowart, as agent for the shareholders of Vertex Nevada.

The merger closed on April 16, 2009.  Upon consummation of the merger, World Waste became a wholly-owned subsidiary of the Company, and the Company succeeded to Word Waste’s reporting obligations under the Securities Exchange Act of 1934.

Each outstanding share of World Waste’s common stock was exchanged for 0.10 share of common stock, par value $0.001 per share, of the Company, each share of World Waste’s Series A preferred stock outstanding was exchanged for 0.4062 shares of the Company’s Series A preferred stock, par value $0.001 per share, and each outstanding share of World Waste’s Series B preferred stock was exchanged for 11.651 shares of the Company’s Series A preferred stock.  Each option and warrant to acquire a share of World Waste’s common stock was exchanged for options and warrants to acquire common stock of the Company at the same conversion rate as the common stock.   As a result of the foregoing, the total number of shares of common stock immediately following the merger is 8,261,659 shares, and there were 4,726,442 shares of Series A preferred stock outstanding.

Vertex Nevada assumed warrants to purchase approximately 94,084 shares of its common stock, each at a nominal exercise price and warrants to purchase an aggregate of 542,916 shares of common stock with exercise prices ranging from between $10.00 and $27.50 per share and options to purchase 618,800 shares of common stock with exercise prices ranging from between $1.55 to $37.00 per share in connection with the Merger.  Vertex Nevada also granted warrants to purchase an aggregate of 774,478 shares of Vertex Nevada’s common stock to the partners of Vertex LP, which warrants had various exercise prices ranging from $1.55 to $37.00 per share, and had various expiration dates from between April 28, 2010 and February 26, 2018, and which warrants represented 40% of the total outstanding warrants and options of World Waste (not taking into account the warrants with a nominal exercise price, as described above) on the effective date of the Merger.

As a result of the merger, the counterparties to the merger transaction became the holders of approximately 42% of the combined entity’s outstanding voting securities. Benjamin P. Cowart, who owns 39% of the combined entity’s common stock, entered into voting agreements with other shareholders whereby he controlled approximately 58% of the Company’s voting common stock as to the vote of four of Vertex Nevada’s five Directors for three years.  Due to the closing of the transaction subsequent to March 31, 2009, the combined financial results are not reflected in the accompanying financial statements.

The Merger was accounted for as a reverse acquisition of World Waste pursuant to which Vertex Nevada is considered to be the accounting acquirer. In the merger, the shareholders of World Waste exchanged 100% of their shares for approximately 42% of the total capital stock of Vertex Nevada. Vertex Nevada is the continuing entity for financial reporting purposes. After the closing of the merger and as a result of the share exchange, Vertex Nevada accounted for the reverse merger as a recapitalization of World Waste.

In April 2009, the Company issued a total of 400,000 qualified and non-qualified stock options in connection with employment agreements entered into with its new Chief Operating Officer and its new Executive Vice President of Business Development.  The 125,000 non-qualified stock options vest immediately and are exercisable for three years after termination of employment.  The 275,000 qualified options vest in equal portions quarterly over 4 years and are exercisable for 10 years or 90 days after the termination of employment.  The exercise price of the options was equal to the fair market value of the stock on the date of grant.

In April 2009, the Company withdrew the designation of its Series B Preferred Stock.  No shares were outstanding at that time.

On May 4, 2009, the Company’s common stock symbol was listed on the over the counter bulletin board under “VTRN.”

In connection with the closing conditions of the merger transaction, the Company entered into a financing arrangement with a commercial bank.  The facility is comprised of (1) a $1.6 million term loan, bearing interested at LIBOR plus 1.5%, (2) a $3.5 million working capital line of credit, with the balance drawable based on accounts receivable and inventory balances, bearing interest at LIBOR plus 4%, and (3) a $500,000 equipment financing line, with terms to be determined upon utilization.  All three tranches are secured by all of the assets of the Company and stipulate that interest is payable monthly, and that the balance is due May 25, 2010.  The financing arrangement is secured by all the assets of the Company.

On or around May 5, 2009, the Company entered into an agreement with a third party to supply the third party with a re-refined cutterstock product. The Company has not yet begun supplying feedstock under the agreement, which calls for commencement of deliveries on or before July 30, 2009. Pursuant to the terms of the agreement, the Company agreed to supply 800 to 2,500 barrels of finished product per day to the third party. The Company anticipates supplying feedstock pursuant to the terms of the agreement provided that its Vertex Thermo-Chemical re-refining process is operational at that time. Commissioning and restarting the Vertex Thermo-Chemical process will require additional investment in engineering and equipment related to the process and while the Company intends to meet the timelines and specifications defined in the agreement, no assurance can be provided that it will be able to do so.

Vertex Nevada has been in the process of negotiating a new agreement in connection with its recovered oil supply agreement with Omega Refining, LLC (“Omega”), while still operating under the terms of its prior contract, which expired on September 30, 2008.  The Company has been working with Omega to establish a supply relationship based on “spot market” pricing and volumes, and for future transactions, price and volume will be variable and negotiated based on the market prices at that time.  To date, Vertex Nevada has not been able to agree to an arrangement that is acceptable to the Company and on or about May 4, 2009 the Company concluded that Omega had no intention to continue operations pursuant to the terms of the previously expired agreement.

Effective April 16, 2009, Vertex Nevada entered into employment agreements with its Chief Executive Officer, Chief Operating Officer and Executive Vice-President of Business Development.  The contracts are for five, four, and two year terms, respectively, with base salaries of $190,000, $150,000 and $150,000, respectively.

As part of the merger, the Company assumed several purchase agreements that require purchases of minimum quantitities of the Company’s products.  The agreements generally have one-year terms, after which they become month-to-month agreements.  Minimum purchases under these agreements are approximately $10,213,000 and $8,124,000 in 2009 and 2010, respectively.